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                                         SECURITIES AND EXCHANGE COMMISSION

                                                WASHINGTON, DC 20549




                                                      FORM 8-K


                                                   CURRENT REPORT
                                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                                           SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)  January 15, 1999
                                                  ----------------

                                CRIIMI MAE Inc.
            --------------------------------------------------
            (Exact Name of Registrant as Specified in Charter)



          Maryland                       1-10360              52-1622022
(State or Other Jurisdiction           (Commission           (IRS Employer
       of Incorporation)               File Number)        Identification No.)


11200 Rockville Pike, Rockville, Maryland                     20852
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including are code:    (301) 816-2300
                                                      ---------------

                             N/A
-------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)


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Item 5.      Events

         The registrant issued a press release on January 15, 1999. The press release is filed as an exhibit to this Current Report on Form 8-K.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         The following exhibits are filed as a part of this Current Report on Form 8-K:

   (c)    Exhibits

          99.1     Press Release issued by CRIIMI MAE Inc. on January 15, 1999.



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                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.


                                                CRIIMI MAE Inc.



Date:  /s/ January 21, 1999                     By:  /s/ Cynthia O. Azzara
       ---------------------                         ---------------------
                                                Its: Principal Financial and
                                                       Accounting Officer


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                                 EXHIBIT INDEX



Exhibit
   No.                               Description
-----------------------------------------------------------------------------
*99.1         Press Release issued by CRIIMI MAE Inc. on January 15, 1999.


---------------
*Filed herewith.


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Contact: Susan B. Railey
                  For shareholders & securities brokers
                  (301) 468-3120
                  Andrew P. Blocher,
                  For institutional investors
                  (301) 231-0371
                  James T. Pastore                   FOR IMMEDIATE RELEASE
                  For news media
                  (202) 546-6451

                   CRIIMI MAE and Morgan Stanley reach accord;
         Agree to cooperate on selling two classes of investment grade
                          CMBS and suspend litigation

Rockville, MD, January 15, 1999 - (NYSE: CMM) - CRIIMI MAE Inc. has reached an agreement with Morgan Stanley & Co. International Limited (Morgan Stanley), subject to Bankruptcy Court approval, under which the parties will suspend litigation and cooperate in the sale of two classes of investment grade commercial mortgage-backed securities (CMBS) known as CRIIMI MAE Commercial Mortgage Trust, Series 1998-C1. If the sales are successful, CRIIMI MAE will use the net proceeds payable to it in connection with funding its reorganization. Prior to filing for protection under Chapter 11 of the U.S. Bankruptcy Code, CRIIMI MAE intended to sell these bonds and had engaged Morgan Stanley & Co. Inc. to assist in the process.

CRIIMI MAE and Morgan Stanley have also agreed, subject to Bankruptcy Court approval, to a "standstill period" through March 31, 1999 regarding seven classes of subordinated CMBS known as Morgan Stanley Capital I Inc., Series 1998-WF2. During this period, CRIIMI MAE will continue its efforts at reaching a final resolution regarding these bonds.

"We are very pleased with this accord," said CRIIMI MAE chairman William B. Dockser. "It represents the third such agreement we have reached in recent weeks and another important step toward our goal of emerging from Bankruptcy Court protection."

On December 7, 1998, CRIIMI MAE announced agreements with two major creditors, Merrill Lynch Mortgage Capital Inc. and German American Capital Corporation, under which CRIIMI MAE and these creditors agreed on the use of the monthly cash flow from 13 classes of CMBS.

Before filing for reorganization, CRIIMI MAE had been actively involved in acquiring, originating, securitizing and servicing multifamily and commercial mortgages and mortgage related assets throughout the United States. Since filing for Chapter 11 protection, CRIIMI MAE has suspended its loan origination, loan underwriting, loan securitization and CMBS acquisition businesses. The company, however, continues to hold a substantial portfolio of subordinated CMBS and, through its servicing affiliate, acts as a servicer for its own as well as third party securitizations.


NOTE: Except for the historical information, forward-looking statements contained in this release involve a variety of risks and uncertainties. These risks and uncertainties include the continued instability in the capital markets, the trends in the CMBS market, the ability of CRIIMI MAE to obtain additional capital, competitive pressures, the effect of any future losses on CRIIMI MAE's need for liquidity, the effect of the bankruptcy proceeding on CRIIMI MAE's ongoing business activities, the actions of CRIIMI MAE's creditors, the provisions of any plan of reorganization approved by the Bankruptcy Court and the outcome of litigation to which the company is a party, as well as the risks and uncertainties that are set forth from time to time in CRIIMI MAE's SEC reports, including the report on Form 10-K for the year ended December 31, 1997 and the Form 10-Q for the quarter ended September 30, 1998.

More information on CRIIMI MAE is available on its web site - www.criimimaeinc.com.